UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2011

Serena Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California	94063-5587
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 21, 2011, David Roux resigned as a director and chairman of the board of directors of Serena Software, Inc. (“Serena”) and as a member and chair of the compensation committee and member of the nominating committee of the board of directors.

(d) On March 21, 2011, the stockholders of Serena Software, Inc. (“Serena”) elected John Swainson as a director of Serena’s board of directors. Mr. Swainson was designated to serve as a director by Silver Lake Partners II, L.P. pursuant to the terms of the Stockholders Agreement dated March 10, 2006, a copy of which is filed as Exhibit 10.1 to this current report and incorporated herein by reference. Our board of directors has designated Mr. Swainson as chairman of the board of directors and as a member and chair of the compensation committee and member of the nominating committee of the board of directors.

Mr. Swainson is a senior advisor of Silver Lake, a private equity firm. As of March 21, 2011, Silver Lake Partners II, L.P. (“SLP II”), Silver Lake Technology Investors II, L.P., and Serena Co-Invest Partners, L.P., which are affiliates of Silver Lake, held 66,100,000 shares, or approximately 67.2%, of our outstanding common stock, and SLP II held the sole outstanding share of our series A preferred stock. In connection with Serena’s merger with Spyglass Merger Corp. in March 2006, Serena became a party to a management agreement with Silver Lake Management Company, LLC, which is an affiliate of Silver Lake. A description of the management agreement is included in Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence – Silver Lake Management Agreement” of our annual report on Form 10-K for the fiscal year ended January 31, 2010, and is incorporated herein by reference. A copy of the management agreement is filed as Exhibit 10.2 to this current report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pursuant to a written consent effective as of March 21, 2011, our stockholders elected John Swainson as a director to our board of directors. The written consent was executed by stockholders representing 97,925,780 shares, or 99.5%, of our outstanding common stock.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

10.2	Management Agreement by and between Spyglass Merger Corp. and Silver Lake Technology Management, L.L.C. dated as of November 11, 2005 (incorporated by reference to Exhibit 10.19 to the registrant’s registration statement on Form S-4 (file no. 333-133641), filed by the registrant with the Securities and Exchange Commission on April 28, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward F. Malysz
	Name:	Edward F. Malysz
	Title:	Senior Vice President,
General Counsel

Date: March 24, 2011

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

10.2	Management Agreement by and between Spyglass Merger Corp. and Silver Lake Technology Management, L.L.C. dated as of November 11, 2005 (incorporated by reference to Exhibit 10.19 to the registrant’s registration statement on Form S-4 (file no. 333-133641), filed by the registrant with the Securities and Exchange Commission on April 28, 2006)